Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 25, 2018 to the

Prospectus for Individual Investors, Prospectus for Institutional Investors, and Prospectus for Institutional Investors – Institutional Class Z, each dated February 28, 2018, as supplemented (the “Prospectuses”)

Disclosure Related to the International Equity Portfolio (Investor Class, Institutional Class, and Institutional Class Z) (the “Portfolio”)

Effective January 2, 2019, Ferrill Roll and Andrew West will serve as co-lead portfolio managers of the Portfolio. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Portfolio in each Prospectus is replaced with the following:

Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, Patrick Todd, and Alexander Walsh serve as the portfolio managers of the International Equity Portfolio. Mr. Roll has held his position since October 2004, Mr. West has held his position since June 2014, Mr. Crawshaw has held his position since January 2018, Mr. Lloyd has held his position since June 2014, Mr. Todd has held his position since January 2017, and Mr. Walsh has held his position since January 2001. Messrs. Roll and West are the co-lead portfolio managers.

In addition, effective January 2, 2019, the disclosure regarding Alexander Walsh and Andrew West in the “Portfolio Management” section in each Prospectus is replaced with the following:

Alexander Walsh, CFA has been a portfolio manager since 2001, and an analyst since 1994. As an analyst, he focuses on health care companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994. Mr. Walsh serves as a portfolio manager for the International Equity Portfolio.

Andrew West, CFA has been a portfolio manager since 2014, an analyst since 2006 and the Manager of Investment Research since 2011. As an analyst, he focuses on consumer discretionary and industrials companies. Mr. West graduated from the University of Central Florida in 1991 and received an MBA in Finance and International Business from New York University, Leonard N. Stern School of Business, in 2003. He joined Harding Loevner in 2006. Mr. West serves as a co-lead portfolio manager for the International Equity Portfolio and a portfolio manager for the Global Equity Research Portfolio, International Equity Research Portfolio, and Emerging Markets Research Portfolio.

Investors Should Retain this Supplement for Future Reference.